Exhibit 99.1

                              STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT, dated as of August 17, 1997
    ("Agreement"), is made and entered into by and between GOLDEN STATE BANCORP INC., a Delaware corporation ("Golden State") and CENFED FINANCIAL CORPORATION, a Delaware corporation ("CENFED").

         WHEREAS, Golden State and CENFED are entering into an Agreement and Plan of Merger with respect to a business combination of Golden State and CENFED (the "Merger Agreement") concurrently herewith; and

         WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Golden State has required that CENFED agree, and in order to induce Golden State to enter into the Merger Agreement, CENFED has agreed, to grant an option to Golden State to purchase certain shares of the common stock, par value $.01 per share of CENFED (the "CENFED Common Stock");

         NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound, the parties hereto agree as follows:

         1. Grant of Option. CENFED hereby grants to Golden State an irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 1,140,784 fully paid and nonassessable shares (the "Option Shares") of CENFED Common Stock, which Option shall be exercisable by giving notice and making payment of the Option Price (as defined in Section 4 hereof) in the manner provided herein. The number of shares of CENFED Common Stock that may be received upon the exercise of the Option and the Option Price is subject to adjustment as set forth herein.

         2.   Exercise of Option.

         (a) Golden State may, subject to the provisions of this Section 2 and subject to the conditions of exercise contained in Section 3 hereof, exercise the Option, in whole or in part, at any time during the period following the occurrence of an Exercise Event and prior to the Expiration Date (as defined in Section 3 hereof).

         (b) Notwithstanding any provision of this Agreement to the contrary, in no event shall Golden State have a right to purchase under the terms of this Agreement more than the number of Option Shares that has a Spread Value (as defined in Section 11 hereof) of $11,000,000. In the event that the Spread Value exceeds $11,000,000 at the time Golden State wishes to exercise the Option, the number of Option Shares that Golden State is entitled to purchase on the date of the Closing (as defined herein) shall be reduced to the extent necessary to reduce the Spread Value following such reduction to an amount equal to or less than $11,000,000.








         3.   Conditions to Exercise; Expiration.

         (a) It shall be a condition to Golden State's exercise of the Option that, at the time of such exercise (i) Golden State is not in breach of any covenant or obligation set forth herein or in the Merger Agreement and (ii) there is not in effect any preliminary or permanent injunction or other order by any court of competent jurisdiction which prevents or restrains the issuance and delivery of the Option Shares.

         (b) The right to exercise any part of the Option not previously exercised shall expire, terminate and be of no further force or effect upon the earliest to occur (the date of such earliest occurring event being referred to herein as the "Expiration Date") of (i) the Effective Time of the Merger, (ii) the date the Merger Agreement is terminated pursuant to Sections 7.1(a) or (e) thereof; (iii) the date the Merger Agreement is terminated by CENFED or Golden State pursuant to Sections 7.1(b), (c) or (d) thereof, if such date is prior to the occurrence of an Exercise Event or Preliminary Acquisition Transaction; or (iv) 18 months following the earliest to occur of (A) the date of any termination of the Merger Agreement other than as described in clauses (ii) and (iii) of this sentence or (B) the date of the first occurrence of an Exercise Event.

         4.   Manner of Exercise.

         (a) In the event that Golden State wishes to exercise the Option, in whole or in part, Golden State shall send a written notice (the date of such notice being herein referred to as the "Notice Date") to CENFED specifying the number of Option Shares to be purchased and a place and date not earlier than three nor later than ten business days following any such Notice Date for the closing of such purchase (the "Closing"); provided that, if prior notification to or approval of the Office of Thrift Supervision (the "OTS") or any other regulatory agency is required in connection with such purchase, each party hereto shall cooperate with the other party hereto in the filing of the required notice or application for approval and shall expeditiously process the same and use its best efforts to obtain any required approval, and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed.

         (b) At any Closing, Golden State shall make payment to CENFED for the Option Shares so purchased at such date by delivery of immediately available funds to CENFED equal to $34.00 per Option Share (the "Option Price"). If the Option is exercised in part only, Golden State shall also deliver all originally executed copies of this Agreement to CENFED at the Closing in exchange for a new agreement duly authorized and executed by CENFED identical to this Agreement evidencing the right to purchase the remaining balance of the Option Shares.

         (c) Upon payment of the Option Price, CENFED shall immediately deliver to Golden State a certificate or certificates representing such Option Shares registered in the name of Golden State or its assignee or designee.







         (d) Certificates for Option Shares delivered at a Closing hereunder may be endorsed with a restrictive legend that shall read substantially as follows:

         "The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and the issuer and to resale restrictions arising under the Securities Act of 1933, as amended. A copy of such agreement is on file at the principal office of the issuer and will be provided to the holder hereof without charge upon receipt by Issuer of a written request therefor."

         It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act of 1933, as amended (the "Securities Act"), in the above legend shall be removed by delivery of substitute certificate(s) without such reference if Golden State shall have delivered to CENFED a letter from the staff of the Securities and Exchange Commission ("SEC"), or an opinion of counsel, in form and substance reasonably satisfactory to CENFED, to the effect that such legend is not required for purposes of the Securities Act; and (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference. In addition, such certificates shall bear any other legend that may be required by law.

         5.   Registration of Shares.

         (a) In the event that the Option has become exercisable in accordance with Section 2 hereof, then, as promptly as practicable upon Golden State's request, but, in any event, within six months from the date of Golden State's request, CENFED agrees to prepare and file a registration statement ("Registration Event") under the Securities Act, and any applicable state securities laws, with respect to any proposed disposition by Golden State of any or all of the Option Shares and to use its best efforts to cause such registration statement to become effective as expeditiously as possible and to keep such registration effective for a period of not less than 180 days, unless, in the written opinion of counsel to CENFED, addressed to Golden State and reasonably satisfactory in form and substance to Golden State and its counsel, registration is not required for such proposed distribution of the Option Shares. Notwithstanding the foregoing, CENFED shall have the right to delay (the "Delay Right") a Registration Event for a period of up to sixty days in the event it receives a request from Golden State to effect a Registration Event if CENFED (i) is involved in a material transaction,
    (ii) determines, in the good faith exercise of its reasonable business judgment, that such registration and offering could adversely affect or interfere with bona fide material financing plans of CENFED or would require disclosure of information the premature disclosure of which could materially adversely affect CENFED or any transaction under active consideration by CENFED, or (iii) reasonably requires such delay in order to prepare audited financial statements required to be included in such registration statement. CENFED may exercise its Delay Right not more than once in any twelve-month period. All fees, expenses and charges incurred by CENFED in connection with the registration of the Option Shares pursuant to this Section 5 shall be borne and paid by CENFED. CENFED shall indemnify and hold harmless Golden State, its affiliates and its officers, directors, attorneys and agents from and against any and all losses, claims, damages,







    liabilities and expenses (including, without limitation, all out-of-pocket expenses, investigation expenses, expenses incurred with respect to any judgment and fees, charges and disbursements of counsel and accountants) arising out of or based upon any statements contained in, or omissions or alleged omissions from, each registration statement (and related prospectus) required to be filed pursuant to this Section 5, other than any losses, claims, damages, liabilities and expenses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or prospectus in reliance upon information furnished to CENFED by Golden State.

         (b) Golden State shall be limited to the benefit of two effective demand registrations as described in Section 5(a), which demand registrations may only be requested during the three years following the date of the first Exercise Event, but shall have an unlimited number of so-called "piggyback" registration rights. CENFED agrees, if requested by Golden State, to enter into a Registration Rights agreement with Golden State consistent with the terms and conditions hereof and containing customary terms, including appropriate indemnities, which shall only allow underwriters the ability to cut back the number of shares Golden State seeks to have registered on pro rata basis.

         6. Representations and Warranties of CENFED. CENFED hereby represents and warrants to, and agrees with, Golden State as follows:

              (a) Authority Relative to this Agreement. CENFED has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of CENFED and no other corporate proceedings on the part of CENFED are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by CENFED and, assuming that this Agreement has been duly and validly authorized, executed and delivered by Golden State, this Agreement constitutes a valid and binding agreement of CENFED, enforceable against CENFED in accordance with its terms.

              (b) Option Shares. CENFED has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the Expiration Date will have reserved for issuance upon exercise of the Option, 1,140,784 shares of CENFED Common Stock, each of which, upon delivery pursuant hereto, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be delivered free and clear of all claims, liens, encumbrances and security interests and not be subject to any preemptive rights. CENFED will take all necessary corporate action to authorize and reserve for issuance upon exercise of the Option such additional shares as may be required pursuant to Section 9 hereof. CENFED will not take any action which could reasonably have the effect of preventing or disabling CENFED from (i) delivery of the Option Shares to Golden State upon exercise of the Option or
         (ii) otherwise performing its obligations under this Agreement.







              (c) Conflicting Instruments; Consents. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate or result in any violation of or be in conflict with or constitute a default under any term of the certificate of incorporation or by-laws of CENFED, or of any material agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to CENFED. No consent or approval by any governmental authority, other than compliance with applicable federal and state securities and banking laws, including the regulations of the OTS, is required of CENFED in connection with the execution and delivery by CENFED of this Agreement or the consummation by CENFED of the transactions contemplated hereby.

              (d) Notice. CENFED shall give notice to Golden State promptly, but in any event within two business days, of CENFED's first obtaining knowledge of any Exercise Event or Repurchase Event.

         7. Representations and Warranties of Golden State. Golden State hereby represents and warrants to CENFED as follows:

              (a) Golden State has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Golden State and no other corporate proceedings on the part of Golden State are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Golden State and, assuming this Agreement has been duly and validly authorized, executed and delivered by CENFED, this Agreement constitutes a valid and binding agreement of Golden State, enforceable against Golden State in accordance with its terms.

              (b) Golden State will acquire the Option Shares issued upon exercise of the Option for its own account, without a view toward the distribution thereof, and will not sell such Option Shares unless such sale is registered as required by the Securities Act or unless an exemption from such registration requirement is available.

         8. Notification of Record Date; Postponement of Meeting. At any time during the period that this Option may become exercisable by Golden State, CENFED shall give Golden State thirty business days' (or such shorter time as is possible under the circumstances) prior written notice of any record date for determining the holders of CENFED Common Stock of record and entitled to vote on any matter, to receive any dividend or distribution, or to receive any other benefit or right, or for any other purpose that a record date is taken or declared with respect to the CENFED Common Stock. In the event that Golden State, in accordance with this Agreement, elects to exercise the Option granted hereunder by delivery of the notice required pursuant to Section 4 after the record date set by CENFED for any such shareholders' meeting, then CENFED shall, upon request by Golden State, cancel the scheduled meeting and its related record date and reschedule it







    for a later date; provided, however, that the record date for such rescheduled meeting shall be a date that is not fewer than ten nor more than thirty business days after the cancellation of the originally scheduled shareholders' meeting.

         9.   Adjustment upon Changes in Capitalization, Etc.

         (a) In the event of any dividend, stock split, split-up, recapitalization, reclassification, combination, exchange of shares or similar transaction or event with respect to the CENFED Common Stock, the type and number of shares or securities subject to the Option, and the Option Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that Golden State shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Golden State would have received in respect of CENFED Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. If any shares of CENFED Common Stock are issued after the date of this Agreement (other than pursuant to an event described in the first sentence of this Section 9(a)), the number of shares of CENFED Common Stock subject to the Option shall be adjusted so that, after such issuance, such number, together with any shares of CENFED Common Stock previously issued to Golden State pursuant hereto, equals 19.9% of the number of shares of CENFED Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to this Option.

         (b) In the event that CENFED shall, prior to the Expiration Date, enter in an agreement (i) to consolidate with or merge into any person, other than Golden State or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Golden State or one of its Subsidiaries, to merge into CENFED and CENFED shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of CENFED Common Stock shall be changed into or exchanged for stock or other securities of CENFED or any other person or cash or any other property and the outstanding shares of CENFED Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the continuing or surviving corporation, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Golden State or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Golden State, of either (x) the Acquiring Corporation (as defined below),
    (y) any person that controls the Acquiring Corporation, or (z) in the case of a merger described in clause (ii), CENFED (in each case, such person being referred to as the "Substitute Option Issuer").

         (c) The Substitute Option shall have the same terms as the Option, provided that, if the terms of the Substitute Option cannot, for legal or regulatory reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Golden State. The Substitute Option Issuer shall also enter into an agreement with the then-holder or holders of the Substitute Option in substantially the same form as this Agreement, which shall be applicable to the







    Substitute Option.

         (d) The Substitute Option shall be exercisable for such number of shares of the Substitute Common Stock (as hereinafter defined) as is equal to the Assigned Value (as hereinafter defined) multiplied by the number of shares of the CENFED Common Stock for which the Option was theretofore exercisable, divided by the Average Price (as hereinafter defined). The exercise price of the Substitute Option per share of the Substitute Common Stock (the "Substitute Option Price") shall then be equal to the Option Price multiplied by a fraction in which the numerator is the number of shares of the CENFED Common Stock for which the Option was theretofore exercisable and the denominator is the number of shares for which the Substitute Option is exercisable.

         (e)  The following terms have the meanings indicated:

              (i) "Acquiring Corporation" shall mean (x) the continuing or surviving corporation of a consolidation or merger with CENFED (if other than CENFED), (y) CENFED in a merger in which CENFED is the continuing or surviving corporation, and (z) the transferee of all or any substantial part of CENFED's assets (or the assets of its Subsidiaries).

              (ii) "Assigned Value" shall mean the highest of (x) the price per share of the CENFED Common Stock at which a Tender Offer or Exchange Offer therefor has been made by any person (other than Golden State or its Subsidiaries or affiliates), (y) the price per share of the CENFED Common Stock to be paid by any person (other than Golden State or its Subsidiaries or affiliates) pursuant to an agreement with CENFED, and (z) the highest closing sale price per share of CENFED Common Stock quoted on the Nasdaq National Market (or if CENFED Common Stock is not quoted on the Nasdaq National Market, the highest bid price per share on any day as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by Golden State) within the six-month period immediately preceding any such agreement; provided, that in the event of a sale of less than all of CENFED's assets, the Assigned Value shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of CENFED as determined in good faith by a nationally recognized investment banking firm selected by Golden State and reasonably acceptable to CENFED, divided by the number of shares of the CENFED Common Stock outstanding at the time of such sale. In the event that an Exchange Offer is made for the CENFED Common Stock or an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for the CENFED Common Stock shall be determined in good faith by a nationally recognized investment banking firm mutually selected by Golden State and CENFED (or, if applicable, Acquiring Corporation), provided, that if a mutual selection cannot be made as to such investment banking firm, it shall be selected by Golden State.

              (iii) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the one-year period immediately preceding the consolidation,







         merger or sale in question, but in no event higher than the closing price of the shares of the Substitute Common Stock on the day preceding such consolidation, merger or sale, provided, that if CENFED is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by CENFED, the person merging into CENFED or by any company which controls or is controlled by such merging person, as Golden State may elect.

              (iv) "Substitute Common Stock" shall mean the common stock issued by the Substitute Option Issuer upon exercise of the Substitute Option.

         (f) In no event pursuant to any of the foregoing paragraphs shall the Substitute Option be exercisable for more than 19.9% of the aggregate of the shares of the Substitute Common Stock outstanding prior to exercise of the Substitute Option.

         (g) CENFED shall not enter into any transaction described in subsection (b) of this Section 9 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of CENFED hereunder and take all other actions that may be necessary so that the provisions of this Section 9 are given full force and effect (including, without limitation, any action that may be necessary so that the shares of Substitute Common Stock are in no material way distinguishable from or have less economic value than other shares of common stock issued by the Substitute Option Issuer).

         10.  Repurchase at the Option of Golden State.

         (a) At the written request of Golden State at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 10(d)), CENFED shall repurchase the Option from Golden State and, to the extent permitted by applicable law, all shares of CENFED Common Stock purchased by Golden State pursuant hereto with respect to which Golden State then has Beneficial Ownership. The date on which Golden State exercises its rights under this Section 10 is referred to as the "Request Date", and the Request Date must be no later than 12 months after the first occurrence of a Repurchase Event. Such repurchase shall be at an aggregate price (the "Repurchase Consideration") equal to the sum of:

              (i) the aggregate Option Price paid by Golden State for any shares of CENFED Common Stock acquired pursuant to the Option with respect to which Golden State then has Beneficial Ownership;

              (ii) the excess, if any, of (x) the Applicable Price (as defined below) for each share of CENFED Common Stock over (y) the Option Price (subject to adjustment pursuant to Section 9), multiplied by the number of shares of CENFED Common Stock with respect to which the Option has not been exercised; and

              (iii) the excess, if any, of the Applicable Price over the Option Price (subject to adjustment pursuant to Section 9) paid (or, in the case of Option Shares with respect to







         which the Option has been exercised but the Closing has not occurred, payable) by Golden State for each share of CENFED Common Stock with respect to which the Option has been exercised and with respect to which Golden State then has Beneficial Ownership, multiplied by the number of such shares; provided, that the amount calculated pursuant to clause (ii) and (iii) of this Section 10(a) shall not exceed $11,000,000.

         (b) If Golden State exercises its rights under this Section 10, CENFED shall, within ten business days after the Request Date, pay the Repurchase Consideration to Golden State in immediately available funds, and contemporaneously with such payment Golden State shall surrender to CENFED the Option and the certificates evidencing the shares of CENFED Common Stock purchased thereunder with respect to which Golden State then has Beneficial Ownership, and Golden State shall represent and warrant that it has sole record and Beneficial Ownership of such shares, that it has not granted any rights to purchase or otherwise acquire such shares to any person, and that the same are then free and clear of all liens, claims, charges and encumbrances of any kind whatsoever. Notwithstanding the foregoing, to the extent that prior notification to or approval of the OTS or any other regulatory authority is required in connection with the payment of all or any portion of the Repurchase Consideration, Golden State shall have the ongoing option to revoke its request for repurchase pursuant to this Section 10, in whole or in part, or to require that CENFED deliver from time to time that portion of the Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval with the respect to the balance and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval). If the OTS or any other regulatory authority disapproves of any part of CENFED's proposed repurchase pursuant to this Section 10, CENFED shall promptly give notice of such fact to Golden State. If the OTS or such other regulatory agency prohibits the repurchase in part but not in whole, then Golden State shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by the OTS or such other regulatory agency, determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and Golden State shall thereupon have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the sum of the number of shares covered by the Option in respect of which payment has been made pursuant to Section 10(a)(ii) and the number of shares covered by the portion of the Option (if any) that has previously been repurchased. Golden State shall notify CENFED of its determination under the preceding sentence within five business days of receipt of notice of disapproval of the repurchase.

         Notwithstanding anything herein to the contrary, all of Golden State's rights with respect to any unexercised Options under this Section 10 shall terminate on the Expiration Date.

         (c) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of CENFED Common Stock paid for any such share by the person or groups described in Section 10(d)(i), (ii) the price per share of CENFED Common Stock received by holders of CENFED Common Stock in connection with any merger or other business combination transaction described in Section 9(b)(i), (ii) or
    (iii), or (iii) the highest closing sales price per share of CENFED Common Stock quoted on the Nasdaq National Market (or if CENFED Common Stock







    is not quoted on the Nasdaq National Market, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by Golden State) during the 60 business days preceding the Request Date; provided, however, that in the event of a sale of less than all of CENFED's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of CENFED as determined in good faith by an independent nationally recognized investment banking firm selected by Golden State and reasonably acceptable to CENFED (which determination shall be conclusive for all purposes of this Agreement), divided by the number of shares of the CENFED Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Golden State and reasonably acceptable to CENFED, which determination shall be conclusive for all purposes of this Agreement.

         (d) As used herein, a "Repurchase Event" shall be deemed to occur if (i) any person (other than Golden State or any Subsidiary or affiliate of Golden State) shall have acquired Beneficial Ownership, or the right to acquire Beneficial Ownership, or any "group" (as such term is defined under the Exchange Act) shall have been formed which Beneficially Owns or has the right to acquire Beneficial Ownership, of 50% or more of the then outstanding shares of CENFED Common Stock, (ii) any of the transactions described in Section 9(b)(i), 9(b)(ii) or 9(b)(iii) shall have been consummated, or (iii) following an Exercise Event, Golden State receives official notice that an approval of the OTS or any other regulatory authority required for the exercise of the Option and purchase of the Option Shares will not be issued or granted.

         11.  Definitional Matters.

         (a) Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Merger Agreement.

         (b) The following definitions shall have the meanings set forth herein:

         "Acquisition Transaction" shall mean:

              (i) a merger, consolidation or similar transaction involving CENFED or any of its Subsidiaries (other than internal transactions solely involving CENFED and any of its wholly owned Subsidiaries);

              (ii) except as expressly permitted by the Merger Agreement, the disposition, by sale, lease, exchange or otherwise, of assets or deposits of CENFED or any of its Subsidiaries representing all or a substantial portion of the consolidated assets or deposits of CENFED and its Subsidiaries not in the ordinary course of business;

              (iii) the issuance, sale or other disposition of (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 20% or







         more of the voting power of CENFED or any of its Subsidiaries;

              (iv) the acquisition by any person or group of persons (other than by Golden State or any of its Subsidiaries or affiliates) of Beneficial Ownership of, or the right to acquire beneficial ownership of, 20% or more of the then-outstanding shares of CENFED Common Stock; or

              (v)  any substantially similar transaction.

         "Beneficial Ownership" or "Beneficially Owns" shall be defined by, or have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

         "Exercise Event" means the (i) occurrence of an Acquisition Transaction; (ii) the public authorization, recommendation or endorsement by CENFED of an Acquisition Transaction; (iii) a public announcement by CENFED of an intention to authorize, recommend or announce an Acquisition Transaction described in paragraphs (i), (ii), (iii) or (v) definition of Acquisition Transaction; or (iv) the entering into by CENFED of any agreement with any person or group of persons to effect an Acquisition Transaction.

         "Person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

         "Preliminary Acquisition Transaction" shall mean:

              (i) the commencement (as such term is defined in Rule 14d-2 promulgated under the Exchange, Act) by any person (other than Golden State or any Subsidiary or affiliate of Golden State) of, or the filing by any person (other than Golden State or any Subsidiary or affiliate of Golden State) of a registration statement under the Securities Act with respect to, a tender offer or exchange offer to purchase shares of CENFED Common Stock such that, upon consummation of such offer, such person would own or control 20% or more of the then-outstanding shares of CENFED Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer," respectively); or

              (ii) the shareholders of CENFED shall have voted and failed to approve the Merger and the Merger Agreement at any meeting of such shareholders which has been held for that, purpose, including any adjournment or postponement thereof, the failure of such a shareholder meeting to occur prior to termination of the Merger Agreement, or the withdrawal or modification of the recommendation of CENFED's Board of Directors that the shareholders of CENFED approve the Merger and Merger Agreement, in each case after there shall have been a public announcement that any person (other than Golden State or any Subsidiary or affiliate of Golden State) shall have (A) made, or disclosed an intention to make, a proposal to engage in an Acquisition Transaction, (B) commenced a Tender Offer or filed a registration statement under the Securities Act with respect to an Exchange Offer, or (C) filed an application (or given a notice), whether in draft or final form, with the OTS







         or under any federal or state thrift institution or banking law or regulation, for approval to engage in an Acquisition Transaction.

         "Spread Value" shall mean the difference between (i) the product of
    (A) the sum of the number of Option Shares that Golden State intends to purchase at a Closing pursuant to the exercise of the Option and the number of Option Shares that Golden State has previously purchased pursuant to the prior exercise of the Option, and (B) the closing price of CENFED Common Stock as quoted on the Nasdaq National Market on the last trading day immediately preceding the Closing Date, and (ii) the product of (A) the total number of Option Shares that Golden State intends to purchase on the day of the Closing pursuant to the exercise of the Option and the number of Option Shares that Golden State has previously purchased pursuant to the prior exercise of the Option and (B) the applicable Option Price of such Option Shares.

         12. Consents. Each of the parties hereto will use its best efforts to consummate and make effective the transactions contemplated by this Agreement.

         13. Further Assurances. CENFED and Golden State will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

         14. Entire Agreement; Assignment. This Agreement and the Merger Agreement (including the separate agreements referred to therein) (a) constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, (b) shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto and (c) shall not, without the express written consent of the other party hereto, be assigned by operation of law or otherwise; provided, however, that Golden State may assign its rights and obligations to any wholly owned Subsidiary of Golden State, but such assignment shall not relieve Golden State of its obligations hereunder.

         15. Validity. The invalidity or unenforceability of any provision of this Agreement or of any provision of the Merger Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, each of which shall remain in full force and effect.

         16. Notices. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed duly given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or
    (c) the expiration of five business days after the day mailed, when mailed by certified or registered mail, postage prepaid, addressed as follows (or at such other address or addresses as the parties hereto shall specify by like notice):









         If to CENFED:

         CENFED Financial Corporation
         199 North Lake Avenue
         Pasadena, CA 91101
         Attention:  D. Tad Lowrey
                     President and
                     Chief Executive Officer
         Facsimile:  (626) 585-2580

         with a copy to:

         Mayer Brown & Platt
         350 South Grand Avenue, 25th Floor
         Los Angeles, California 90071
         Attention: James R. Walther, Esq.
         Facsimile: (213) 625-0248

         If to Golden State:

         Golden State Bancorp Inc.
         414 North Central Avenue
         Glendale, CA 91203
         Attention:  Richard A. Fink
                     Vice Chairman
         Facsimile:  (818) 409-3151

         With a copy to:

         Wachtell, Lipton, Rosen & Katz
         51 West 52nd Street
         New York, NY  10019-6119
         Attention:  Craig M. Wasserman, Esq.
         Facsimile:  (212) 403-2000

    or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

         17. Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware without regard to the conflict of laws provisions and principles thereof.

         18. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of, this















    Agreement.

         19. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person or any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         20. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         21. Expenses. Except as set forth in Section 5 hereof, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, all as of the day and year first written above.



    CENFED Financial Corporation                GOLDEN STATE BANCORP INC.

    By: /s/ D. Tad Lowrey                       By: /s/ Richard A. Fink
        D. Tad Lowrey                               Richard A. Fink
        President and Chief Executive Officer       Vice Chairman





























                                        14